                                                             UNITED STATES

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): December 20, 2004

                                                       NATIONAL FUEL GAS COMPANY
                                        (Exact name of registrant as specified in its charter)

                New Jersey                                1-3880                         13-1086010
     (State or other jurisdiction          (Commission File Number)                  (IRS Employer or
      of incorporation)                                                               Identification No.)

                  6363 Main Street, Williamsville, New York               14221
                  (Address of principal executive offices)             (Zip Code)

                  Registrant's telephone number, including area code:  (716) 857-7000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         On December 20, 2004, the Compensation Committee of the Board of Directors of National Fuel Gas Company (the "Company") set
specific performance goals for fiscal year 2005 for Philip C. Ackerman, as Chief Executive Officer of the Company, under the
Company's Annual At Risk Compensation Incentive Program.  The goals are specified levels of Company earnings per share (weighted as
60% of the formula), long-term strategy, succession planning and incentive compensation goals (weighted as 15% of the formula), proved developed and undeveloped reserves goals (weighted as 15% of the formula) and customer service and safety goals (weighted as
10% of the formula).

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NATIONAL FUEL GAS COMPANY

                                                     By:_________________________________
                                                              James R. Peterson
                                                              Assistant Secretary